UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2018

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.Other Events.

On March 13, 2018, Cytori Therapeutics, Inc. (the “Company” or “Cytori”) met with the U.S. Food and Drug Administration (“FDA”) to discuss the outcome of the STAR (Scleroderma Treatment with Celution Processed Adipose Derived Regenerative Cells) clinical trial and the Company’s plans for Habeo Cell Therapy.  The STAR trial was a prospective, double-blind, randomized, multicenter, parallel-group Phase III pivotal study assessing the safety and efficacy of a single, subcutaneous administration of Habeo Cell Therapy, a Cytori Cell Therapy based candidate, into the fingers of patients with hand dysfunction due to scleroderma.  At the meeting, the FDA provided verbal feedback that was generally consistent with the Company’s belief that a clinical trial focused on more severely affected diffuse systemic sclerosis patients could be an appropriate next step given the results of the STAR clinical trial.  The Company intends to finalize meeting minutes and pursue additional dialogue with the FDA to clarify the parameters and key aspects of a potential follow-on clinical trial of Habeo Cell Therapy before making financial commitments to further pursue a follow-on clinical trial.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding events, trends and business prospects, which may affect Cytori’s future operating results and financial position. Such statements, including, but not limited to, statements regarding the Cytori’s plans to pursue dialogue with the FDA and possible future clinical trials of Habeo Cell Therapy that could cause Cytori’s actual results and financial position to differ materially. These risks and uncertainties include inherent uncertainties in the conduct of clinical studies and trials and the results of such trials (including risks that further studies may not support efficacy or safety of Cytori Cell Therapy), risks associated with clinical use of Cytori Cell Therapy in studies and trials not controlled by Cytori, risks to Cytori’s intellectual property portfolio, the risk that Habeo Cell Therapy may never be successfully commercialized or receive anticipated levels of commercial acceptance, risks associated with Cytori’s ability to raise additional funding that it may need to continue to pursue any follow-on clinical trials, and other risks described under the heading “Risk Factors” in Cytori’s Securities and Exchange Commission Filings on Form 10-K and Form 10-Q. Cytori assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: March 16, 2018	By: /s/ Tiago Girao
Tiago Girao
VP Finance and Chief Financial Officer